AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")

                                  Supplement to
    OVERTURE Life SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!, OVERTURE BRAVO!, Corporate Benefit VUL, OVERTURE VIVA!, OVERTURE OVATION!, Protector hVUL, OVERTURE Annuity, OVERTURE Annuity II, OVERTURE
  Annuity III, OVERTURE ACCLAIM!, OVERTURE ACCENT!, OVERTURE Annuity III-Plus,
                              and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2007

                          Supplement Dated June 12, 2007

On June 7, 2007, the Board of Directors of Calvert Variable Series, Inc. (the "Fund"), of which the Ameritas Income & Growth Portfolio (the "Portfolio") is a series, approved a sub-advisory agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Summit Investment Partners, Inc. ("Summit") for the management of the Portfolio. Thus, effective June 8, 2007, the Ameritas Income & Growth Portfolio will be sub-advised by Summit. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company, which is an indirect subsidiary of UNIFI Mutual Holding Company ("UNIFI").

Due to the affiliation between the Advisor (a wholly-owned subsidiary of Calvert Group, Ltd., which also is an indirect subsidiary of UNIFI) and Summit, this change in subadvisor is subject to shareholder approval. The Fund will submit a filing to the Securities and Exchange Commission detailing this change and will send it to shareholders on or about July 1, 2007.

The Ameritas prospectuses listed above are amended by replacing all references to Fred Alger Management, Inc. as the subadvisor of the Ameritas Income & Growth portfolio with references to Summit.

All other Policy provisions remain as stated in your Policy and prospectus.

Please see the Fund's Ameritas Income & Growth prospectus for more information about the Portfolio.

            Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-745-1112.